
SUPERIOR
DRILLING PRODUCTS

Fourth Quarter and Full Year 2018 Financial Results Conference Call

March 7, 2019

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this release, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding our expectation for financial performance in 2019, our success in the Middle East, the opportunities to expand channels to market in North American, the Company's financial position, market success with specialized tools, effectiveness of its sales efforts, success at developing future tools, and the Company's effectiveness at executing its business strategy and plans. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the level of exploration and production activity in North American and the Middle East, success at expansion in the Middle East, options available for market channels in North America, commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

2018: Year of Progress

Compared with prior-year period unless otherwise noted

Strong growth and operating performance

- Drill-N-Ream fleet further expanded and growing market share
- Tool deployment drove royalties and repair
- Consistent Contract Services demand
- Established Texas service center to provide higher level of logistical efficiencies

Solid financial performance

- Growth in revenue and operating income
- Cash generated from 2018 operations nearly doubled to $4.6 million

Excellent and building demand in Middle East

- Infrastructure developed to meet anticipated surge in demand
    - Established channels to market
    - Formed service center relationship
    - Deploying fleet of tools

Progress with Strider Technology™ Oscillating System

Improved balance sheet and financial flexibility

SUPERIOR DRILLING PRODUCTS



SUPERIOR DRILLING PRODUCTS

CHRISTOPHER CASHION

CHIEF FINANCIAL OFFICER

2018 REVENUE UP 17%

($ in millions)



$3.7
$4.6
$5.4
$4.8
$3.5
$2.7
$3.5
$4.1
$3.4
$2.2
$1.1
$1.1
$1.3
$1.4
$1.3
4Q17
1Q18
2Q18
3Q18
4Q18
Contract Services Revenue
Tool Revenue



$7.2
$15.6
$18.2
$5.5
$10.6
$13.1
$1.7
$5.0
$5.1
2016
2017
2018
Contract Services Revenue
Tool Revenue

Q4 2018 revenue impacted by softer than expected tool sales

- Down $0.2 million, or ~6% y/y
- Longer tool life adds refurbishments, but delays new tool purchases
- Texas service center improving logistics and fleet efficiencies
- Other Related Tool Revenue and contract services helped to offset decline in tool sales

2018 revenue increased $2.7 million

- Other Related Tool Revenue drove the growth

Numbers may not sum due to rounding

STRONG TOOL REVENUE

Annual tool revenue increased 24%, or $2.5 million, on larger deployed fleet

- Other Related Tool Revenue increased 41.3% over prior-year quarter and 67% over 2017
- Tool sales/rental declined 70% compared with the prior-year quarter and declined 2% compared with 2017

Q1 2019: Strong start with $1.5 million in new tool sales through February

- Strong international sales growth



Tool Revenue by Category
($ in thousands)
$2.7
$1.4
$1.2
$3.5
$2.0
$1.5
$4.1
$2.5
$1.5
$3.4
$1.7
$1.7
$2.2
$0.4
$1.8
4Q17
1Q18
2Q18
3Q18
4Q18
$5.5
$4.9
$0.6
$10.6
$6.7
$3.9
$13.1
$6.6
$6.6
2016
2017
2018
Other Related Tool Revenue*
Tool Sales / Rental

*Other Related Tool Revenue is comprised of royalty, maintenance and repair fees

Numbers may not sum due to rounding

INVESTMENTS IN GROWTH

($ in millions)



Operating Expenses
$4.4
$0.9
$1.9
$1.6
$4.4
$0.9
$1.7
$1.8
$4.3
$0.9
$1.4
$1.9
$4.5
$0.9
$1.9
$1.7
$4.7
$0.9
$2.1
$1.7
4Q17
1Q18
2Q18
3Q18
4Q18
Cost of Revenue
S G & A
D & A



$14.6
$4.3
$5.8
$4.5
$15.4
$3.7
$5.7
$6.0
$17.9
$3.8
$7.1
$7.1
2016
2017
2018
Cost of Revenue
S G & A
D & A

Q4 2018 vs. Q4 2017

Cost of revenue as a percent of sales increased 590 basis points

- Lower DNR tool sales volume
- Texas service center
- $116k inventory impairment charge

SG&A increased with investments in growth

- R&D and international expansion
- Reinstatement of October 2016 salary reductions

2018 vs. 2017

2018 SG&A of $7.1 million was in-line with expectations

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

GAAP & Adjusted Operating Income

($ in millions)



($0.1)
$0.2
$1.1
$0.3
($0.4)
($0.7)
($1.2)
4Q17
1Q18
2Q18
3Q18
4Q18



$0.8
$1.1
$0.2
$0.3
($7.4)
($8.2)
2016
2017
2018
GAAP Operating Income
Adjusted Operating Income

Q4 2018 vs. Q4 2017

Operating income decreased due to lower revenue, higher costs:

- Texas service center & Middle East expansion
- R&D

2018 vs. 2017

Adjusted 2018 operating income: $1.1 million, or 6.2% of sales

- Excludes $0.7 million noncash bonus expense
- Excludes $116k inventory impairment

(1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures.

SUPERIOR DRILLING PRODUCTS

STRONG OPERATING LEVERAGE

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



$402
($786)
$669
$69
$1,605
$1,005
$825
$225
$72
($1,357)
4Q17
1Q18
2Q18
3Q18
4Q18



($5,888)
($9,129)
$2,709
($279)
$3,175
($58)
GAAP Net Income
Adjusted Net Income
2016
2017
2018

*Adjusted EBITDA**



$791
21.2%
$1,241
27.0%
$2,133
39.5%
$1,365
28.6%
$219
6.3%
4Q17
1Q18
2Q18
3Q18
4Q18



($1,549)
$4,972
31.9%
$4,957
27.2%
2016
2017
2018

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

SOLID BALANCE SHEET

($ in millions)

Cash and Equivalents



$1.3
$2.2
$2.4
$4.3
12/31/2015
12/31/2016
12/31/2017
12/31/2018

Total Debt



$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
12/31/2015
12/31/2016
12/31/2017
12/31/2018
All Other Debt
Hard Rock Note

Generated $4.6 million in cash from operations in 2018

- $745k in capital expenditures

Total debt reduced $1.9 million, or 15% in 2018

Hard Rock note refinanced

- Quarterly installments of $750k
  - $750k paid on January 5, 2019
- Matures October 5, 2020

Vernal, UT mortgage refinanced

- Maturity extended to February 15, 2021 at 7.25%

New $4.3 million credit facility

- $800k term loan for Middle East tool fleet expansion
- $3.5 million ABL revolver

SUPERIOR DRILLING PRODUCTS

Expect 24% Growth in 2019*

*2019 Guidance***

Revenue:	$21 million to $24 million
Gross margin:	58% to 61%
SG&A expenses:	$8.0 million to $9.0 million
D&A:	$4.0 million to $4.3 million
Interest Expense:	Approximately $780 thousand
Capital Expenditures:	Approximately $2.8 million

*At midpoint of revenue guidance range

**2019 Guidance provided March 7, 2019

SUPERIOR DRILLING PRODUCTS



Supplemental Information

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION

	Three Months Ended				
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Income (loss) from Operations	$ (669,817)	$ 167,659	$ 1,087,584	$ 290,281	$ (1,245,319)
Add back:					
Atypical bonus expense	587,500	-	-	-	716,786
Inventory impairment	-	-	-	-	116,396
Impairment property, plant and equipment – held for sale	-	-	-	-	-
Non-GAAP adjusted income from operations[1]	$ (82,317)	$ 167,659	$ 1,087,584	$ 290,281	$ (412,137)
GAAP Revenue	$ 3,730,010	$ 4,600,293	$ 5,398,923	$ 4,765,361	$ 3,480,635
Adjusted Operation Margin	*(2.2)%*	*3.6%*	*20.1%*	*6.1%*	*(11.8)%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

Adjusted Income from Operations Reconciliation

	Year Ended		
	December 31, 2016	December 31, 2017	December 31, 2018
Income (loss) from Operations	$ (8,245,996)	$ 224,523	$ 300,205
Add back:			
Atypical bonus expense	-	587,500	716,786
Inventory impairment	-	-	116,396
Impairment property, plant and equipment – held for sale	840,380	-	-
Non-GAAP adjusted income from operations[1]	$ (7,405,616)	$ 812,023	$ 1,133,387
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,245,212
Adjusted Operation Margin	*(103.5)%*	*5.2%*	*6.2%*

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

SUPERIOR DRILLING PRODUCTS

Adjusted Net Income Reconciliation

	Three Months Ended				
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
GAAP Net Income (Loss)	$ (785,567)	$ 68,534	$ 1,004,798	$ 225,194	$ (1,356,901)
Add back:					
Atypical bonus expense	587,500	-	-	-	716,786
Inventory impairment	-	-	-	-	116,396
Intangible amortization	600,000	600,000	600,000	600,000	600,000
Tax effect	-	-	-	-	(3,870)
Non-GAAP Adjusted Net Income (Loss)	$ 401,933	$ 668,534	$ 1,604,798	$ 825,194	$ 72,411

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Full Year Ended		
	December 31, 2016	December 31, 2017	December 31, 2018
GAAP Net Income (Loss)	$ (9,128,849)	$ (278,705)	$ (58,375)
Add back:			
Atypical bonus expense	-	587,500	716,786
Inventory impairment	-	-	116,396
Impairment property, plant and equipment – held for sale	840,380	-	645
Intangible amortization	2,400,000	2,400,000	2,400,000
Non-GAAP Adjusted Net Income(Loss)	$ (5,888,469)	$ 2,708,795	$ 3,175,452

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
GAAP net income (loss)	$ (785,567)	$ 68,534	$ 1,004,798	$ 225,194	$ (1,356,901)
Add back:					
Depreciation and amortization	931,368	936,027	941,683	942,473	940,048
Impairment of assets	-	-	-	-	-
Interest expense, net	115,750	99,125	82,786	65,087	93,929
Share-based compensation	114,467	137,017	103,327	131,867	146,745
Net non-cash compensation	414,497	-	-	-	377,746
Loss on sale or disposition of assets	-	-	-	-	14,013
Income tax expense	-	-	-	-	3,640
Non-GAAP adjusted EBITDA[1]	$ 790,515	$ 1,240,703	$ 2,132,594	$ 1,364,621	$ 219,220
GAAP Revenue	$ 3,730,010	$ 4,600,293	$ 5,398,923	$ 4,765,361	$ 3,480,635
Non-GAAP EBITDA Margin	*21.2%*	*27.0%*	*39.5%*	*28.6%*	*6.3%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Full Year Ended		
	December 31, 2016	December 31, 2017	December 31, 2018
GAAP net income (loss)	$ (9,128,849)	$ (278,705)	$ (58,375)
Add back:			
Depreciation and amortization	4,291,249	3,676,598	3,760,231
Interest expense, net	1,299,667	559,064	340,927
Share-based compensation	783,462	612,851	518,956
Net non-cash compensation	-	414,497	377,746
Impairment of assets	1,413,028	-	-
(Gain) loss on sale or disposition of assets	(177,611)	(12,167)	14,013
Income tax (benefit) expense	(2,000)	-	3,640
Unrealized gain on warrant derivative	(28,301)	-	-
Non-GAAP adjusted EBITDA(1)	$ (1,549,355)	$ 4,972,138	$ 4,957,138
GAAP Revenue	$ 7,153,063	$ 15,595,659	$ 18,245,212
Non-GAAP EBITDA Margin	*NM*	*31.9%*	*27.2%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS